                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

                          Filed by the Registrant [X]

                Filed by a Party other than the Registrant [_]

                                          [_]CONFIDENTIAL, FOR USE OF THE
Check the appropriate box:                   COMMISSION ONLY (AS PERMITTED BY
                                             RULE 14A-6(E)(2))

[_]Preliminary Proxy Statement

[X]Definitive Proxy Statement

[_]Definitive Additional Materials

[_]Soliciting Material Pursuant to 40.14a-11(c) or (S)240.14a-12


                         ATLANTIC TELE-NETWORK, INC.
             -----------------------------------------------------
               (Name of Registrant as Specified In Its Charter)



             -----------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[_]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange ActRule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

  (4) Proposed maximum aggregate value of transaction:

  (5) Total fee paid:

[_]Fee paid previously with preliminary materials.

[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount Previously Paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

Notes:

Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                          ATLANTIC TELE-NETWORK, INC.
                               19 Estate Thomas
                                  Havensight
                                P.O. Box 12030
                     St. Thomas, U.S. Virgin Islands 00801

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 26, 2000

                                                                 April 28, 2000

To the Stockholders of
 Atlantic Tele-Network, Inc.:

  You are cordially invited to attend the Annual Meeting of Stockholders of ATLANTIC TELE-NETWORK, INC., a Delaware corporation (the "Company"), which will be held at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, 29th Floor, New York, New York, on Friday, May 26, 2000, at 10:00 A.M., for the following purposes:

  1. To elect four directors of the Company to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified;

  2. To act upon a proposal to ratify the selection of Arthur Andersen LLP as independent auditors for the Company for the fiscal year ending December 31, 2000;

  3. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

  Stockholders of record at the close of business on April 20, 2000 will be entitled to vote at the meeting. During the ten days prior to the meeting, a list of such stockholders will be available for inspection at the offices of The Bank of New York, 101 Barclay Street, New York, New York 10286.

  Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed postage prepaid envelope.

                                          By Order of the Board of Directors

                                          Cornelius B. Prior, Jr.
                                          Secretary

                          ATLANTIC TELE-NETWORK, INC.
                               19 Estate Thomas
                                  Havensight
                                P.O. Box 12030
                     St. Thomas, U.S. Virgin Islands 00801

                                PROXY STATEMENT

  The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") for use at the Annual Meeting of Stockholders of ATLANTIC TELE-NETWORK, INC., a Delaware corporation (the "Company"), to be held on May 26, 2000 at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting, or at any adjournment thereof. It may be revoked, by written notice or by furnishing a proxy subsequent in time, at any time prior to its use. All shares represented at the meeting by properly executed proxies will be voted as specified and, unless otherwise specified, will be voted FOR the election of the nominees set forth herein under "Election of Directors", and the ratification of the selection of Arthur Andersen LLP as independent auditors for the Company for the year 2000 and at the discretion of the proxies on any other matter that may properly come before the meeting.

  Only stockholders of record at the close of business on April 20, 2000 will be entitled to vote at the meeting. On that date, 4,942,124 shares of common stock, par value $.01 per share (the "Common Stock"), were outstanding, each such share of stock having one vote.

  The election of directors requires a plurality of the votes cast. The ratification of the selection of Arthur Andersen LLP as independent auditors of the Company and any other matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast at the meeting. The Board of Directors recommends that you vote "FOR" the election of each of the nominees to the Board and the ratification of the selection of Arthur Andersen LLP as independent auditors of the Company. Votes will be tabulated by inspectors of election appointed by the Company's Board of Directors. Except for quorum purposes, abstentions and votes withheld will have no legal effect.

  This Proxy Statement, the attached Notice of Annual Meeting and the enclosed proxy card are first being mailed to stockholders of the Company on or about April 28, 2000.

  The Company will bear the cost of this solicitation of proxies. Proxies may be solicited by mail, personal interview, telephone and telegraph by directors, officers and employees of the Company and its subsidiaries without receiving additional compensation. Upon request, the Company will also reimburse brokers and others holding stock in their names, or in the names of nominees, for forwarding proxy materials to their principals.

Principal Stockholders

  The following table lists the beneficial ownership of each person or group who, as of March 31, 2000, owned, to the Company's knowledge, more than five percent of the Company's Common Stock:

                                                        Amount and
                                                        Nature of     Percentage
                                                        Beneficial        of
         Name and Address of Beneficial Owner           Ownership      Security
         ------------------------------------           ----------    ----------
Cornelius B. Prior, Jr.................................  3,138,909(1)    63.5%
 19 Estate Thomas Havensight
 P.O. Box 12030
 St. Thomas, U.S. Virgin Islands 00801

FMR Corp............................................... 491,120(2)        9.9%
 82 Devonshire Street
 Boston, MA 02019

Franklin Advisory Services, Inc. ...................... 254,000(2)        5.1%
 777 Marines Island Blvd.- 6th Floor
 San Mateo, CA 94404

--------
(1) Includes 4,120 shares owned by Mr. Prior's children; 200 shares owned by Gertrude Prior, Mr. Prior's wife; 4,500 shares held as Trustee for the Katherine D. Prior Revocable Trust under agreement dated December 8, 1992; 21,300 shares owned by Mr. Prior in an Individual Retirement Account, and 10,325 shares owned by Tropical Aircraft Company (Mr. Prior owns 90% of the outstanding capital stock of Tropical Aircraft Company), as to all of which Mr. Prior disclaims beneficial ownership.
(2) Based on information as of December 31, 1999, contained in a Schedule 13G Statements filed with the Securities and Exchange Commission.

                             ELECTION OF DIRECTORS

  Four directors are to be elected at the meeting to hold office until the next annual meeting of stockholders and until their respective successors are elected and qualified. It is the intention of the persons named in the accompanying proxy to vote FOR the election of the nominees listed below. It is not expected that any of the nominees will become unavailable for election as a director, but, if any nominee should become unavailable prior to the meeting, proxies will be voted for such persons as the Company's Board of Directors shall recommend.

  The nominees, and certain information supplied by them to the Company, are as follows:

    Ernst A. Burri
    James B. Ellis
    Cornelius B. Prior, Jr.
    Henry Wheatley

  All of the nominees have been unanimously approved by the Board of Directors.

  Ernst A. Burri, 56, retired as president of CODETEL, the leading telecommunications carrier in the Dominican Republic and a subsidiary of GTE Corporation, on December 31, 1997. Mr. Burri served in GTE Corporation for 25 years in many domestic and international assignments and was president of CODETEL since January 1991. He is currently an independent consultant and President of the Board of Directors of Consortium Ecoenergetico Dominicano, S.A., a corporation involved in energy projects in the Dominican Republic. Mr. Burri has been a director of the Company since May 18, 1998 and is a member of the Board's Audit and Compensation Committee.

  James B. Ellis, 60, has been President and Treasurer of MLB Resources, Inc., an investment, real estate and construction firm, since 1987. Prior to 1993, Mr. Ellis was an executive of SBC Communications Inc. (formerly known as Southwestern Bell), a telecommunications firm based in the United States. From 1962 until 1993, Mr. Ellis worked in the telecommunications business, primarily at Southwestern Bell, where he was President of SBC Communications-Oklahoma Division from 1992 to 1993. Mr. Ellis has been a director of the Company since December 30, 1997 and is a member of the Board's Audit and Compensation Committee.

  Cornelius B. Prior, Jr., 66, has been Chief Executive Officer and Chairman of the Board of the Company since December 30, 1997. From June 30, 1987 to December 1997 he was Co-Chief Executive Officer and President of the Company. He was Chairman of the Board of the Virgin Islands Telephone Corporation ("Vitelco"), which was then a subsidiary of the Company, from June 1987 to March 1997 and became Chairman of the Board of Guyana Telephone and Telegraph Company Limited ("GT&T"), a subsidiary of the Company, in April 1997. From 1980 until June 1987, Mr. Prior was a managing director and stockholder of Kidder, Peabody & Co. Incorporated, where he directed the Telecommunications Finance Group.

  Henry Wheatley, 68, has been the President of Wheatley Realty Corporation since 1973 where he manages the development of shopping centers. Mr. Wheatley is also Chairman of the Board of Coral World (Virgin Islands), Inc., and has been vice president and trustee of Islands Resources Foundation since 1972. Mr. Wheatley has been a director of the Company since December 30, 1997. He was a director of the Virgin Islands Telephone Corporation from 1994 to December 30, 1997.

Additional Information Relating to the Board of Directors

  During 1999, there were six meetings of the Board of Directors and five meetings of the Board's Audit and Compensation Committee.

  The Board does not have a standing nominating committee or any other committee performing similar functions.

Security Ownership of Management

  The following table shows the beneficial ownership, to the best of the Company's knowledge, of the Company's Common Stock by the directors and executive officers of the Company as of March 31, 2000:

                                              Amount and Nature of  Percent of
                    Name                      Beneficial Ownership   Security
                    ----                      --------------------  ----------
Ernst A. Burri...............................          2,202(1)           *
James B. Ellis...............................          4,403(1)           *
Steven Ross..................................            --             --
Lawrence Fucella.............................            --             --
Cornelius B. Prior, Jr.......................      3,138,909(2)        63.5%
Henry U. Wheatley............................         10,403(3)           *
All Directors and Executive Officers of the
 Company as a Group (6 Persons)..............      3,155,917(2)(4)     63.9%

--------
*Less than 1%.

(1) Represents shares held in the Company's Directors' Remuneration Plan. Under the Plan (see also "Compensation of Directors") the director has a vested interest in the Shares and a right to receive an amount equivalent to dividends thereon but may not vote or dispose of the shares until the Payment Commencement Date (as defined under the Plan).

(2) Includes 4,120 shares owned by Mr. Prior's children; 200 shares owned by Gertrude Prior, Mr. Prior's wife; 4,500 shares held as Trustee for the Katherine D. Prior Revocable Trust under agreement dated December 8, 1992; 21,300 shares owned by Mr. Prior in an Individual Retirement Account, and 10,325 shares owned by Tropical Aircraft Company (Mr. Prior owns 90% of the outstanding capital stock of Tropical Aircraft Company), as to all of which Mr. Prior disclaims beneficial ownership.

(3) Includes 4,403 shares held in the Company's Directors' Remuneration Plan. Under the Plan (see also "Compensation of Directors") the director has a vested interest in the Shares and a right to receive an amount equivalent to dividends thereon but may not vote or dispose of the shares until the Payment Commencement Date (as defined under the Plan).

(4) Includes shares held by directors in the Company's Directors' Remuneration Plan.

                      COMPENSATION OF EXECUTIVE OFFICERS

  The following Summary Compensation Table sets forth the compensation paid by the Company for the last three fiscal years to the Chief Executive Officer of the Company, and each person who was an executive officer of the Company at December 31, 1999 and who earned more than $100,000 in 1999, for all services rendered in all capacities to the Company and its subsidiaries:

                          SUMMARY COMPENSATION TABLE

                                                    Long Term
                                                   Compensation
                          Annual Compensation         Awards
                         ------------------------- ------------
                                                    Securities
Name and Principal                                  Underlying     All Other
Position                 Year Salary(a)     Bonus   Options(b)  Compensation(c)
------------------       ---- ---------    ------- ------------ ---------------
Cornelius B. Prior, Jr.  1999 $350,000          --                  $24,000
 Chairman of the Board,  1998 $350,000          --                  $24,000
 and Chief Executive     1997 $250,000     $50,000                  $ 4,750
 Officer

Steven M. Ross           1999 $ 99,373     $25,000                  $18,656
 Treasurer, Chief        1998 $ 74,457(d)                           $ 5,292
 Accounting              1997 $ 67,127                              $ 1,980
 Officer and Acting
 Chief Financial
 Officer

Lawrence Fucella         1999 $150,000          --                  $22,500
 Vice-President          1998 $153,000     $50,000    10,000        $24,000
                         1997 $101,500          --                       --

--------
(a) Includes salary deferrals under the Company's 401(k) profit sharing plan (the "401(k) Plan") for the year 1997.
(b) Consists of options to purchase Common Stock of the Company granted, subject to stockholders approval, on October 30, 1998 to Lawrence Fucella under the Company's 1998 Company Stock Option Plan.
(c) Consists of Company contributions under a qualified SEP IRA (see "Benefit Plans") in 1998 and 1999 and Company matching contributions under the 401(k) Plan for the years 1996 and 1997.
(d) Includes compensation paid to Mr. Ross by Emerging Communications Inc. from January thru August 1998 when Mr. Ross was in the employ of that company.

Stock Option Plan

  No options were granted under the Company's Common Stock Plan in 1999.

Options Exercised in Last Fiscal Year and Fiscal Year-End Option Values

  The following table contains information for each of the named executive officers concerning the exercise of options during 1999 and the value of unexercised options at year-end for the Company's Common Stock.

                                                     Number of Securities
                                                          Underlying        Value of Unexercised
                                                    Unexercised Options at  In-the-Money Options
                           Shares                    Fiscal Year-End (#)   at Fiscal Year-End ($)
                          Acquired                       Exercisable/           Exercisable/
          Name           On Exercise Value Realized     Unexercisable          Unexercisable
          ----           ----------- -------------- ---------------------- ----------------------
Lawrence Fuccella.......       0            0              0/10,000                   0

--------
(1) The unexercised options are not in-the-money because the fair market value of the underlying securities at year-end was less than the exercise price of the options granted.

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Directors, officers and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. [To the Company's knowledge, during the Company's fiscal year ended December 31, 1999, all Section 16(a) filing requirements as well as all American Stock Exchange filing requirements applicable to its directors, officers and ten-percent stockholders have been satisfied. However, Steven M. Ross' Form 3 was filed late.]

  In making these statements, the Company has relied upon written representations of its directors, officers and ten-percent stockholders and copies of reports they have filed with the SEC.

Benefit Plans

  Until December 30, 1997, Company employees were covered by the Atlantic Tele-Network, Inc. Defined Benefit Plan for Salaried Employees; however, as of the consummation on that date of the spin-off of Emerging Communications, Inc. ("ECI") with the U.S. Virgin Islands operation of the Company and its subsidiaries, all obligations for that plan were assumed by ECI. Since January, 1998, the Company has provided a Simplified Employee Pension Plan, commonly know as SEP-IRA, for its employees. The plan provides for contribution percentages of 0% to 15% of compensation, up to a maximum contribution of $24,000 per participant. Any Company contributions made to the SEP-IRA, with the same percentage of compensation contributed for each employee, are subject to the limits noted above.

Compensation Committee Interlocks and Insider Participation

  The members of the Company's Audit and Compensation Committee in 1999 were J.B. Ellis, Chairman, and Ernst Burri. To the Company's knowledge, during or prior to the Company's fiscal year ended December 31, 1999, none of these members were an officer or employee of the Company or its subsidiaries and had no relationships requiring disclosure under the Exchange Act. In making these statements, the Company has relied upon written representations of its directors.

Audit and Compensation Committee Report on Executive Compensation

  One of the functions of the Audit and Compensation Committee (the "Committee") is to review the compensation of the senior management of the Company. In March 2000, the Committee reviewed the compensation of the chief executive officer and the other executive officers of the Company in the light of the Committee members' own business experience, the chief executive officer's assessment of the performance of the other executive officers and the chief executive officer's recommendations as to compensation for the newly appointed officers and that no change be made in the current compensation levels of any of the other executive officers of the Company. The Committee determined that no adjustment should be made in the current compensation levels of the chief executive officer and agreed with the chief executive officer's recommendation as to the compensation of the other executive officers of the Company, and so recommended to the Board.

  The Committee also administers the Company's 1998 Stock Option Plan. On March 2000, the Committee granted options on 100,000 shares of common stock under this Stock Option Plan to Lewis A. Stern, the newly appointed Vice-President--Finance and Chief Financial Officer of the Company.

  The Committee considers that stock options under the 1998 Stock Option Plan will be a useful long term incentive for key employees of the Company, including executive officers. The number of shares for which options will be granted to executive officers will be determined by the Committee based on performance, potential and other subjective factors. However, no set criteria will be used and other factors may influence the Committee's determination with respect to the number of shares granted, such as the promotion of an individual to a higher position, a desire to retain a valued executive or the number of shares then available for grant under the Plan.

                                          Audit and Compensation Committee:

                                          James B. Ellis, Chairman

                                          Ernst Burri, Member

Compensation of Directors

  Directors who are not officers or employees of the Company (each an "Eligible Director") are paid an annual retainer of $30,000 plus $2,500 for each meeting of the Board of Directors they attend. All Eligible Directors have the option under a Director's Remuneration Plan adopted by the Board in 1999 of receiving either 50% or 100% of their annual retainer in the form of Company Common Stock on a deferred basis. For purposes of these elections, such stock is valued at the mean between the high and low reported sales prices of such stock in the last trading day in the month preceding the date of the election. In addition, future Eligible Directors will be given a one time grant of 1,000 shares of Company Common Stock upon their initial election or appointment to the Board which will vest (i) two years after such grant based on continuous service on the Board, (ii) upon termination of service on the Board by reason of death or permanent disability or (iii) upon a change of control, as defined under the Directors' Remuneration Plan (the "Plan").

  All Eligible Directors have elected to defer either 50% or 100% of their unpaid annual retainer for 2000-2001 in the form of Company Common Stock under the Plan.

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  Subject to approval by the stockholders, and on recommendation of the Board's Audit and Compensation Committee, the Board of Directors has appointed Arthur Andersen LLP as independent certified public accountants for the fiscal year ended December 31, 2000. Arthur Andersen LLP audited the Company's accounts for 1998 and 1999.

  Representatives from Arthur Andersen LLP will be present at the Annual Meeting of Stockholders, will be given the opportunity to make a statement if they so desire, and will be available to respond to any appropriate questions.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

  On or about September 30, 1998 at a time when the Company had not yet selected its auditor for the then current fiscal year, Deloitte & Touche LLP notified the Company that it was declining to be considered for selection as the Company's auditor for the year 1998 and sent the Company a letter confirming that the client-auditor relationship between the Company and Deloitte & Touche LLP had ceased.

  The reports of Deloitte & Touche LLP on the Company's financial statements for the previous two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audits of the Company's financial statements for each of the years 1996 and 1997 and the period from December 31, 1997 to September 30, 1998, there were no disagreements with Deloitte & Touche LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the matter in their report.

                               PERFORMANCE GRAPH

  On December 30, 1997, the Company was split into two separate public companies. One, Emerging Communications, Inc. ("ECI"), contained all of the Company's telephone operations in the U.S. Virgin Islands. The other, the Company, continued all of the Company's operations in Guyana. In connection with the transaction, the Company's Common Stock was reduced by 60% (in effect a 1:2.5 reverse stock split).

  The graph set forth below compares the cumulative total stockholder return on the Company's Common Stock from December 31, 1994 through December 31, 1999 (and, where available, through March 31, 2000) with the cumulative total return of the Standard and Poor's 500 Index, the NASDAQ Telecommunications Index and the common stock of a peer group of companies consisting of Aliant Communications, Inc., Frontier Corporation, ALL-TEL Corporation, Cincinnati Bell, Inc. and Citizens Utilities Company ("The Peer Group Index"). The comparative data assumes $100.00 was invested on December 31, 1993 in the Common Stock and in each of the indices referred to above and assumes that dividends, if any, were reinvested. Additionally, it assumes that the shares of ECI, issued in connection with the Company's split off on December 30, 1997, were sold at the close of the first day of trading of ECI and reinvested in the Company's Common Stock.




                Comparison of 63 Month Cumulative Total Return*
            Among Atlantic Tele-Network, Inc., The S & P 500 Index,
             The NASDAQ Telecommunications Index and a Peer Group

             Atlantic
        Tele-Network, Inc.        Peer Group Index  S&P 500            NASDAQ

12/94          100                        100           100               100
12/95       126.28                     117.36        137.58            130.91
12/96        178.1                     147.87        169.17            133.86
12/97       127.01                     175.27        225.61             195.4
12/98       107.49                     238.28        290.09            323.51
12/99       115.24                     320.39        351.13            572.43
3/00         152.1                     274.33        359.19

                                   Year End

Other Matters

  While management knows of no other issues, if any other matters properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their judgment on such matters.

                 STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

  All suggestions from stockholders are given careful attention. Proposals intended for consideration at next year's Annual Meeting of Stockholders should be sent to the Company's Secretary at 19 Estate Thomas, Havensight, P.O. Box 12030, St. Thomas, U.S. Virgin Islands 00801 and must be received by December 29, 2000. Such proposals may be included in next year's proxy materials if they comply with certain rules and regulations promulgated by the SEC.

                                          By Order of the Board of Directors

                                          Cornelius B. Prior, Jr.
                                          Secretary

April 28, 2000

                          ATLANTIC TELE-NETWORK, INC.

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MAY 26, 2000

        The undersigned hereby appoints Cornelius B. Prior, Jr. and Lewis A. Stern, and each of them as Proxies, with full power of substitution, and hereby authorizes them to represent and to vote, as directed below, all shares of Common Stock of Atlantic Tele-Network, Inc. held of record by the undersigned on April 20, 2000, at the Annual Meeting of Stockholders to be held on May 26, 2000 or any adjournments thereof, according to the number of votes the undersigned would be entitled to vote if personally present, on the election of Directors and the proposal to ratify the selection of Arthur Andersen LLP as independent auditors for the year 2000 as set forth below and in accordance with their discretion on any other matters that may properly come before the meeting or any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice and Proxy Statement, dated April 28, 2000, and the Annual Report to Stockholders for 1999.

                                                     (Continued on reverse side)

                                        ATLANTIC TELE-NETWORK, INC.
                                        P.O. BOX 11085
                                        NEW YORK, N.Y. 10203-0085

                            Detach Proxy Card Here
                            \/                  \/
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS:

Item 1. ELECTION OF      FOR all nominees  [ ]    WITHHOLD AUTHORITY to vote    [ ]    EXCEPTION* (as marked  [ ]
        DIRECTORS        listed below             for all nominees listed below        to the contrary below)

Ernst A. Burri, James B. Ellis, Cornelius B. Prior, Jr. and Henry Wheatley
INSTRUCTION: To withhold authority to vote for any individual nominee mark the "Exceptions" box and write that nominee's name on the space provided below.

*EXCEPTIONS ____________________________________________________________________

Item 2. PROPOSAL TO RATIFY THE SELECTION OF
        ARTHUR ANDERSEN LLP AS INDEPENDENT     FOR    AGAINST    ABSTAIN
        AUDITORS FOR FISCAL YEAR ENDING        [ ]      [ ]        [ ]
        DECEMBER 31, 2000.

THE SHARES COVERED BY THIS PROXY WILL
BE VOTED AS SPECIFIED. IF NO SPECIFICATION
IS MADE, THE PROXY WILL BE VOTED FOR
PROPOSALS 1 AND 2.
                                                Change of Address and/or  [ ]
                                                Comments Mark Here

                                        Please sign exactly as your name appears on this Proxy. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If a corporation, please sign in the full corporate name by duly authorized officer. If a partnership, please sign the full partnership name by authorized person. If shares are held jointly, each stockholder should sign.

                                        Dated: __________________________, 2000

                                        _______________________________________
                                                      Signature
                                        _______________________________________
                                                      Signature

PLEASE FILL IN, DATE, SIGN AND RETURN
THIS PROXY IN THE ACCOMPANYING ENVELOPE.   Votes MUST be indicated     [X]
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